COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

13. COMMITMENTS AND CONTINGENCIES

Assets pledged as collateral

Kyocera’s investment in Kagoshima Mega Solar Power Corporation, which was ¥2,034 million at March 31, 2018 accounted for by the equity method, was pledged as collateral for loans of ¥16,820 million from financial institutions of Kagoshima Mega Solar Power Corporation.

Contractual obligations for the acquisition or construction of property, plant and equipment and lease contracts

As of March 31, 2018, Kyocera had contractual obligations for the acquisition or construction of property, plant and equipment aggregating ¥34,731 million principally due within one year.

Kyocera is a lessee under long-term operating leases primarily for office space and equipment. Rental expenses for operating leases were ¥14,290 million, ¥12,931 million and ¥13,057 million for the years ended March 31, 2016, 2017 and 2018, respectively.

The future minimum lease commitments under non-cancelable operating leases as of March 31, 2018 are as follows:

Years ending March 31,	(Yen in millions)
2019	¥6,753
2020	4,805
2021	3,046
2022	1,861
2023	1,279
2024 and thereafter	2,981

¥20,725

Long-term purchase agreements for the supply of raw materials

Between 2005 and 2008, Kyocera entered into four long-term purchase agreements (the “LTAs”), principally governed by Michigan law, with Hemlock Semiconductor Operations LLC and its subsidiary Hemlock Semiconductor, LLC (collectively, “Hemlock”) for the supply of polysilicon material for use in its solar energy business. As of March 31, 2018, there was a remaining balance of ¥114,405 million of polysilicon material to be purchased under the LTAs by December 31, 2020, of which ¥33,532 million is prepaid.

After the LTAs were signed, the price of polysilicon material in the world market significantly declined, causing a significant divergence between the market price of polysilicon material and the fixed contract price in the LTAs. In light of these circumstances, Kyocera requested Hemlock to modify the contract terms including its price and quantity, and Kyocera sued Hemlock contending that the LTAs are illegal and unenforceable because of Hemlock’s alleged abuse of a superior position, which is prohibited under Japanese Antitrust Law.

Taking into consideration these condition, Kyocera withheld to order the polysilicon material for the amount stated under the LTAs during the year ended December 31, 2017 (“the 2017 amount”), which is ¥30,615 million in total. As a result, Hemlock issued an invoice for the amount equal to the difference between the 2017 amount and applicable advanced payment, which was due for payment by Kyocera on February 15, 2018.

As Kyocera contends that it has the right to purchase by ordering the 2017 amount within a certain period from the issuance of the invoice, Kyocera has accounted for its rights and obligations under the LTAs, and has recorded ¥30,615 million as other current asset for the 2017 amount and ¥21,940 million as other account payable for the amount equal to the difference between the 2017 amount and applicable advanced payment in the consolidated balance sheet as of March 31, 2018.

Kyocera evaluated the future material purchase commitments under the LTAs at the lower of cost and net realizable value. As a result of a decline in the profitability of the solar energy business in fiscal 2018, the net realizable value of the polysilicon material was less than the purchase price under the LTAs. Kyocera recorded a write-down in an amount equivalent to the difference between net realizable value and purchase price under the LTAs.

For detailed information, please refer to Note 5 of Kyocera’s consolidated financial statements included in this annual report on Form 20-F.

Patent lawsuits

On April 25, 2013, AVX was named as a defendant in a patent infringement case filed in the United States District Court for the District of Delaware captioned Greatbatch, Inc. v AVX Corporation. This case alleged that certain AVX products infringe on one or more of six Greatbatch patents. On January 26, 2016, the jury returned a verdict in favor of the plaintiff in the first phase of a segmented trial and a mixed verdict in the second phase of a segmental trial, and found damages to Greatbatch in the amount of ¥3,975 million ($37.5 million), which was recorded in fiscal 2016. That verdict was later vacated by the court on March 30, 2018. Profit from operations for the year ended March 31, 2018 reflects a favorable accrual adjustment of ¥162 million ($1.5 million) related to this patent infringement case. The amount of damages will be subject to further legal proceedings, including a potential trial on damages, which we expect to occur in fiscal 2019.

AVX and Kyocera have charged ¥4,575 million ($37.5 million) for the year ended March 31, 2016, which were included in selling, general and administrative expenses in the consolidated statements of income.

Environmental matters

Kyocera is involved in various environmental matters and Kyocera currently has certain amount of reserves related to such environmental matters. The amount recorded for identified contingent liabilities is based on estimates. Amounts recorded are reviewed periodically and adjusted to reflect additional legal and technical information that becomes available. The uncertainties about the status of laws, regulations, regulatory actions, technology and information related to individual matters make it difficult to develop an estimate of the reasonably possible aggregate environmental remediation exposure; therefore these costs could differ from our current estimates.

Kyocera is also subject to various lawsuits and claims which arise in the ordinary course of business. Kyocera consults with legal counsel and assesses the likelihood of adverse outcome of these contingencies. Kyocera records liabilities for these contingencies when the likelihood of an adverse outcome is probable and the amount can be reasonably estimated. Based on the information available, management believes that damages, if any, resulting from these actions will not have a significant impact on Kyocera’s consolidated results of operations, financial condition and cash flows.